                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2001

                                   HOLOGIC, INC.
                                   -------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                   DELAWARE
                                   --------
                 (State or Other Jurisdiction of Incorporation)

              0-18281                                04-2902449
              -------                                ----------
       (Commission File Number)          (I.R.S. Employer Identification No.)

     35 Crosby Drive, Bedford, MA                           01730
     -----------------------------                          -----
 (Address of Principal Executive Offices)                 (Zip Code)

                                (781) 999-7300
                                --------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   GENERAL
------

  S. David Ellenbogen, the Company's Chairman and Chief Executive Officer unexpectedly passed away on Thursday, June 21, 2001. Further details are set forth in the news release attached to this report as Exhibit 99.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS
------

        (b)      EXHIBIT.
                 -------

                 99           Press Release



                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2001                            HOLOGIC, INC.



                                                By: /s/ Glenn P. Muir
                                                    -----------------
                                                      Glenn P. Muir,
                                                      Chief Financial Officer